INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
11.	INCOME TAXES

The Company recognized losses for both financial and tax reporting purposes during each of the periods in the accompanying consolidated statements of operations. Accordingly, no provision for income taxes and/or deferred income taxes payable has been provided for in the accompanying consolidated financial statements.

An income tax benefit has not been recognized for operating losses generated in prior periods based on uncertainties concerning the ability to generate taxable income in future periods. At December 31, 2012, the Company had available net operating loss carry-forwards which expire in various years through the year ending December 31, 2032; however, because the Company has incurred significant operating losses, utilization of the tax loss carry-forwards are not assured. The increase in the valuation allowance for the year ended December 31, 2012 was approximately $481,000. As a result, the non-current deferred income tax asset arising from these net operating loss carry-forwards and from other temporary differences are not recorded in the accompanying balance sheets because a valuation allowance was established to fully reserve such assets due to the uncertainty of the Company’s realization of this benefit.

After consideration of all the evidence management has determined that a full valuation allowance is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized.

In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

The Company’s tax expense differs from the “expected” tax expense for the periods ended December 31, 2012 and 2011, computed by applying the Federal Corporate tax rate of 34% to loss before taxes, as follows:

	2012	2011
Computed "expected" tax benefit	$(800,084)	$(16,579)
State tax benefit, net of federal effect	(166,285)	(2,124)
Change in valuation allowance	480,742	(98,800)
Non-deductible expenses	(435,030)	147,313
	$(920,657)	$29,810

For the periods ended December 31, 2012 and 2011, the tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities were as follows:

	2012	2011
Deferred tax assets (liabilities)
Intangible assets	$(8,046,564)	$(8,153,358)
Property and equipment	634,354	634,354
Net operating loss carryforwards	20,699,678	20,376,785
Contribution and other carryforwards	292,692	241,637
Inventory and accounts receivable reserves	139,999	139,999
Valuation allowance	(13,720,159)	(13,239,417)
Net deferred tax assets	$-	$-